The UBS Funds

Supplement To Prospectus Dated October 28, 2006

December 18, 2006

Dear Investor,

The following supplements information contained on page 67 in the Prospectus section titled "UBS Absolute Return Bond Fund – Investment objective, strategies, securities selection and risks":

The first three paragraphs in the sub-heading "Principal Investment Strategies" are deleted in their entirety and replaced by the following:

The Fund invests in securities and other investments to gain exposure to global bond markets and generate positive returns under a variety of market cycles. The Fund invests in fixed income securities of issuers located within and outside the United States. The Fund also may invest in open-end investment companies advised by the Advisor to gain exposure to certain global bond markets. The Fund is a non-diversified fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds. Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation linked securities, convertible bonds, warrants, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. The Fund's investments in debt securities also may include both fixed rate and floating rate securities. In addition to investment in issuers in developed markets, the Fund also may invest up to 20% of its net assets in debt securities of emerging market issuers, regardless of credit rating.

The Fund generally will purchase investment grade fixed income securities. However, based on UBS Global Asset Management (Americas) Inc.'s (the "Advisor") assessment of market conditions, the Fund also may invest up to 40% of its net assets in below investment grade securities (including but not limited to debt securities of corporations and supranationals, mortgage- and asset-backed securities and debt securities of emerging market issuers) at the time of purchase. Below investment grade securities are fixed income securities rated below BBB- by Standard & Poor's Ratings Group or Baa3 by Moody's Investors Service, Inc.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED OCTOBER 28, 2006

Item No. ZS294